UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 21, 2011
Cole Credit Property Trust III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	000-53960 (Commission File Number)	26-1846406 (I.R.S. Employer Identification No.)
2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)
(602) 778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
This Current Report on Form 8-K is being filed by Cole Credit Property Trust III, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) to present information about the prior performance of programs sponsored by Cole Real Estate Investments, the Company’s sponsor. This prior performance information is being filed on Form 8-K in order to be incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-164884), as amended.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 21, 2011	COLE CREDIT PROPERTY TRUST III, INC.

	By:	/s/ Simon J. Misselbrook

	Name:	Simon J. Misselbrook
	Title:	Vice President of Accounting Principal Accounting Officer

3

APPENDIX A

PRIOR PERFORMANCE TABLES

The prior performance tables that follow present certain information regarding the real estate programs previously sponsored by entities affiliated with our sponsor, Cole Real Estate Investments. The Company has presented all prior programs that have similar investment objectives to this offering. In determining which prior programs have similar investment objectives to this offering, the Company considered factors such as the type of real estate acquired by the program, the extent to which the program was designed to provide current income through the payment of cash distributions or to protect and preserve capital contributions, and the extent to which the program seeks to increase the value of the investments made in the program. The information in this section should be read together with the summary information in our prospectus under “Prior Performance Summary.”

These tables contain information that may aid a potential investor in evaluating the program presented. However, the information contained in these tables does not relate to the properties held or to be held by us, and the purchase of our shares will not create any ownership interest in the programs included in these tables.

These tables are presented on a tax basis rather than in accordance with accounting principles generally accepted in the United States (“GAAP”) except where noted. Tax basis accounting does not take certain income or expense accruals into consideration at the end of each fiscal year. Income may be understated in the tables, as GAAP accounting would require certain amortization or leveling of rental revenue, the amount of which is undetermined at this time. Expenses may be understated by monthly operating expenses, which typically are paid in arrears. The following tables are included in this section:

•	Table I — Experience in Raising and Investing Funds;

•	Table II — Compensation to Sponsor;

•	Table III — Operating Results of Prior Programs;

•	Table IV — Results of Completed Programs; and

•	Table V — Sales or Disposals of Properties.

For information regarding the acquisitions of properties by programs sponsored by Cole Real Estate Investments during the three years ending December 31, 2010, see Table VI contained in Part II of our registration statement, which is not a part of our prospectus. We will provide a copy of Table VI to you upon written request and without charge.

Past performance is not necessarily indicative of future results.

TABLE I

EXPERIENCE IN RAISING AND INVESTING FUNDS (UNAUDITED)

This table provides a summary of the experience of the sponsors of Prior Real Estate Programs for which offerings have been closed since January 1, 2008. Information is provided with regard to the manner in which the proceeds of the offerings have been applied. Also set forth below is information pertaining to the timing and length of these offerings and the time period over which the proceeds have been invested in the properties. All figures are as of December 31, 2010.

	Cole Credit Property	Cole Net Lease
	Trust II, Inc.(4)	Portfolio VI(5)(6)

Dollar amount offered	$2,270,000,000	$25,640,000
Dollar amount raised	2,162,851,236	25,640,000
Percentage amount raised	100.0%	100.0%
Less offering expenses:
Selling commissions and discounts retained by affiliates	6.3%	5.5%
Organizational expenses(1)	2.4%	1.0%
Other	—	—
Reserves	0.1%	0.9%
Percent available for investment	91.2%	92.6%
Acquisition costs:(2)
Prepaid items and fees related to purchase of property	1.1%	0.7%
Cash down payment	88.1%	91.9%
Acquisition fees(3)	2.0%	—
Other	—	—

Total acquisition cost	91.2%	92.6%
Percent leverage	50%	54%
Date offering began	6/27/2005	9/10/2007
Length of offering (in months)	Ongoing	5
Months to invest 90% of amount available for investment	40	3

(1)	Organizational expenses include legal, accounting, printing, escrow, filing, recording and other related expenses associated with the formation and original organization of the program and also includes fees paid to the sponsor and to affiliates.

(2)	Acquisition costs expressed as a percentage represent the costs incurred to acquire real estate with the initial capital raised in the respective offerings and do not include the costs incurred to acquire additional real estate with the proceeds from financing transactions and excess working capital.

(3)	Acquisition fees include fees paid to the sponsor or affiliates based upon the terms of the offering memorandum or prospectus.

(4)	These amounts include Cole Credit Property Trust II, Inc.’s initial, follow-on and distribution reinvestment plan offerings. Cole Credit Property Trust II, Inc. began its initial offering on June 27, 2005 and closed its initial offering on May 22, 2007. The total dollar amount registered and available to be offered in the initial offering was $552.8 million. The total dollar amount raised in the initial offering was $547.4 million. Cole Credit Property Trust II, Inc. began its follow-on offering on May 23, 2007 and closed its follow-on offering on January 2, 2009. The total dollar amount registered and available to be offered in the follow-on offering was $1.5 billion. The total dollar amount raised in the follow-on offering was $1.5 billion. It took Cole Credit Property Trust II, Inc. 40 months to invest 90% of the amount available for investment in its initial and follow-on offerings. Cole Credit Property Trust II, Inc. began its distribution reinvestment plan offering on

Past performance is not necessarily indicative of future results.

TABLE I

EXPERIENCE IN RAISING AND INVESTING FUNDS (UNAUDITED) — (Continued)

September 18, 2008 and was currently offering shares under this distribution reinvestment plan offering as of December 31, 2010. The total initial dollar amount registered and available to be offered in the distribution reinvestment plan offering is $285.0 million. The total dollar amount raised in the distribution reinvestment plan offering was $144.5 million as of December 31, 2010.

(5)	The Offering is a Delaware Statutory Trust Program sponsored by Cole Real Estate Investments which consists of the sale of Delaware statutory trust interests in properties initially owned by subsidiaries of Cole Collateralized Senior Notes, LLC, Cole Collateralized Senior Notes II, LLC, Cole Collateralized Senior Notes III, LLC or Cole Collateralized Senior Notes IV, LLC.

(6)	Acquisition cost amounts represent the costs paid by the tenant-in-common or Delaware statutory trust investors to acquire interest in the properties.

Past performance is not necessarily indicative of future results.

TABLE II

COMPENSATION TO SPONSOR (UNAUDITED)

This table sets forth the compensation paid to our sponsor and its affiliates, including compensation paid out of the offering proceeds and compensation paid in connection with the ongoing operations of Prior Real Estate Programs. Prior Real Estate Programs whose offerings have closed since January 1, 2008 are shown separately and all other programs have been aggregated. Each of the Prior Real Estate Programs for which information is presented below has similar or identical investment objectives to this program. All amounts are as of December 31, 2010.

	Cole Credit Property	Cole Net Lease
	Trust II, Inc.	Portfolio VI

Date offering commenced	6/27/2005	9/10/2007
Dollar amount raised	$2,162,851,236	$25,639,300
Amount paid to sponsor from proceeds of offering:
Underwriting fees	25,741,562	256,401
Acquisition fees and real estate commissions(1)	68,046,144	—
Advisory fees	—	—
Other(2)	20,819,387	—
Amount of cash generated from operations before deducting payments to sponsor	398,931,974	5,285,977
Amount paid to sponsor from operations:
Property management fees	15,426,105	—
Partnership management fees(3)	25,953,917	74,797
Reimbursements	5,421,724	—
Leasing commissions	546,695	—
Other(4)	95,869	—
Amount of property sales and refinancing before deducting payments to sponsor
Cash(5)	—	—
Notes	—	—
Amount paid to sponsor from property sales and refinancing
Incentive fees	—	—
Real estate commissions	—	—
Other	—	—

Past performance is not necessarily indicative of future results.

TABLE II

COMPENSATION TO SPONSOR (UNAUDITED) — (Continued)

60 Other Programs
(6)

Date offering commenced	N/A
Dollar amount raised	$—
Amount paid to sponsor from proceeds of offering:
Underwriting fees	—
Acquisition fees and real estate commissions(1)	964,045
Advisory fees	—
Other(2)	14,500
Amount of cash generated from operations before deducting payments to sponsor	80,532,948
Amount paid to sponsor from operations:
Property management fees	2,411,047
Partnership management fees(3)	3,413,397
Reimbursements	—
Leasing commissions	10,500
Other(4)	—
Amount of property sales and refinancing before deducting payments to sponsor
Cash(5)	11,438,651
Notes	—
Amount paid to sponsor from property sales and refinancing
Incentive fees	—
Real estate commissions	—
Other	—

(1)	Properties are acquired with a combination of funds from offering proceeds and debt. The acquisition and real estate commissions reported in this table include the total amount of fees paid to the sponsor or its affiliates regardless of the funding source for these costs.

(2)	Amounts primarily relate to loan coordination fees, a development fee and reimbursement of certain offering costs paid by the sponsor.

(3)	Amounts primarily relate to asset management fees and expenses.

(4)	Amounts primarily relate to construction management fees.

(5)	Amounts herein include initial investments of capital raised and properties acquired through reinvested amounts.

(6)	60 of the offerings of the prior programs aggregated herein were not closed within the past three years and therefore are not shown separately. Amounts presented represent aggregate payments to the sponsor in the most recent three years. The programs have similar investment objectives to our program.

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED)

The following sets forth the unaudited operating results of Prior Real Estate Programs sponsored by the sponsor of this program, the offerings of which have been closed since January 1, 2006. The information relates only to programs with investment objectives similar to our program. All figures are as of December 31 of the year indicated, except as noted.

Cole Collateralized Senior Notes IV, LLC
May 2005
(Unaudited)
2006	2007	2008	2009	2010

Gross Revenues	$2,070,894	$1,520,899	$1,419,521	$683,412	$320,154
Profit (loss) on sale of properties	—	121,341	—	—	(354,000)
Less:
Operating expenses(1)	1,131,745	85,088	146,340	138,335	261,741
Interest paid to note investors	2,371,674	2,369,739	2,369,739	2,369,739	2,424,395
Other interest expense	536,618	343,887	191,182	48,481	—
Depreciation and amortization(2)	426,629	460,010	540,056	611,779	463,232

Net Income (loss) — Tax Basis(3)	$(2,395,772)	$(1,616,484)	$(1,827,796)	$(2,484,922)	$(3,183,214)

Taxable income
— from operations(4)(9)	$(2,395,772)	$(1,737,825)	$(1,827,796)	$(2,484,922)	$(2,829,214)
— from gain (loss) on sale	—	121,341	—	—	(354,000)
Cash generated
— from operations	402,531	1,091,924	1,081,999	496,596	58,413
— from sales	28,358,859	7,870,622	1,222,901	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	28,761,390	8,962,546	2,304,900	496,596	58,413
Less: Cash distributions to investors(11)
— from operating cash flow	402,531	1,091,924	1,081,999	496,596	58,413
— from sales and refinancing	1,969,143	1,277,815	1,287,740	(10)	1,873,143	(10)	2,365,982	(10)
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	$26,389,716	$6,592,807	$(64,839)	$(1,873,143)	$(2,365,982)
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$26,389,716	$6,592,807	$(64,839)	$(1,873,143)	$(2,365,982)

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$—	$—	$—	$—	$—	(5)
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	$—	$—	$—	$—	$—	(5)
— Return of capital	—	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—	—
— Refinancing	—	—	—	—	—
— Operations	—	—	—	—	—
— Other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table	2%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Cole Credit Property Trust II, Inc.
	June 2005
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$19,519,507	$92,100,308	$202,282,667	$276,026,961	$269,274,321
Equity in income of unconsolidated joint venture	—	—	470,978	612,432	964,828
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	3,306,511	12,662,270	32,191,062	50,986,169	47,170,233
Interest expense	8,397,634	39,075,748	78,063,338	98,996,703	102,976,724
Depreciation and amortization(2)	6,469,366	30,482,273	63,858,422	90,750,170	85,162,219
Impairment of real estate assets	—	5,400,000	3,550,000	13,500,000	4,500,435

Net Income (loss) — GAAP Basis(6)	$1,345,996	$4,480,017	$25,090,823	$22,406,351	$30,429,538

Taxable income
— from operations(4)	$3,104,068	$15,703,828	$42,432,587	$53,168,771	$45,882,738 (7)
— from gain on sale	—	—	—	—	—
Cash generated
— from operations	7,861,475	43,366,041	96,073,918	116,871,698	105,627,000
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	7,861,475	43,366,041	96,073,918	116,871,698	105,627,000
Less: Cash distributions to investors
— from operating cash flow	7,075,329	37,727,364	96,051,343	116,871,698	105,627,000
— from sales and refinancing	—	—	—	—	—
— from other(8)	—	—	—	18,111,554	23,623,894

Cash generated (deficiency) after cash distributions	786,146	5,638,677	22,575	(18,111,554)	(23,623,894)
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$786,146	$5,638,677	$22,575	$(18,111,554)	$(23,623,894)

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$10.13	$16.80	$21.02	$27.24	$22.20
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a GAAP basis)
— Investment income	26.40	25.00	30.00	26.00	21.90
— Return of capital	36.46	37.00	36.00	41.00	40.50
Source (on a cash basis)
— Sales	—	—	—	—	—
— Refinancing	—	—	—	—	—
— Operations	62.86	62.00	66.00	58.01	50.99
— Other(8)	—	—	—	8.99	11.41
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Edgewood, NM
	September 2004
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$276,137	$276,538	$275,854	$298,614	$275,646
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	13,699	14,229	14,347	14,648	13,806
Interest expense	118,666	118,666	118,991	128,744	118,666
Depreciation and amortization(2)	—	—	—	—	—

Net Income (loss) — Tax Basis(3)	$143,772	$143,643	$142,516	$155,222	$143,174

Taxable income
— from operations(4)	$143,772	$143,643	$142,516	$155,222	$143,174
— from gain on sale	—	—	—	—	—
Cash generated
— from operations	143,772	143,643	142,516	155,222	143,174
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	143,772	143,643	142,516	155,222	143,174
Less: Cash distributions to investors
— from operating cash flow	144,072	144,072	144,072	144,070	144,070
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	(300)	(429)	(1,556)	11,152	(896)
Less: Special items (not including sales and refinancing	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$(300)	$(429)	$(1,556)	$11,152	$(896)

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$67.37	$67.31	$66.78	$72.74	$67.09
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	67.51	67.51	67.51	67.51	67.51
— Return of capital	—	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—	—
— Refinancing	—	—	—	—	—
— Operations	67.51	67.51	67.51	67.51	67.51
— Other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Gander Mountain — Hermantown, MN
	September 2005
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$885,140	$1,063,286	$896,361	$901,115	$916,365
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	26,926	171,824	34,853	31,397	31,838
Depreciation and amortization(2)	—	—	—	—	—

Net Income (loss) — Tax Basis(3)	$858,214	$891,462	$861,508	$869,718	$884,527

Taxable income
— from operations(4)	$858,214	$891,462	$861,508	$869,718	$884,527
— from gain on sale	—	—	—	—	—
Cash generated
— from operations	858,214	891,462	861,508	869,718	884,527
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	858,214	891,462	861,508	869,718	884,527
Less: Cash distributions to investors
— from operating cash flow	861,636	861,636	861,650	861,643	871,311
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	(3,422)	29,826	(142)	8,075	13,216
Less: Special items (not including sales and refinancing	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$(3,422)	$29,826	$(142)	$8,075	$13,216

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$73.21	$76.04	$73.49	$74.19	$75.45
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	73.50	73.50	73.50	73.50	74.32
— Return of capital	—	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—	—
— Refinancing	—	—	—	—	—
— Operations	73.50	73.50	73.50	73.50	74.32
— Other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Best Buy — Baytown, TX
	October 2005
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$489,624	$490,312	$488,836	$528,932	$488,255
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	7,846	17,573	8,823	8,973	11,232
Interest Expense	—	—	—	—	—
Depreciation and amortization(2)	—	—	—	—	—

Net Income (loss) — Tax Basis(3)	$481,778	$472,739	$480,013	$519,959	$477,023

Taxable income
— from operations(4)	$481,778	$472,739	$480,013	$519,959	$477,023
— from gain on sale	—	—	—	—	—
Cash generated
— from operations	481,778	472,739	480,013	519,959	477,023
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	481,778	472,739	480,013	519,959	477,023
Less: Cash distributions to investors
— from operating cash flow	445,785	478,572	478,573	478,574	478,574
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	35,993	(5,833)	1,440	41,385	(1,551)
Less: Special items (not including sales and refinancing	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$35,993	$(5,833)	$1,440	$41,385	$(1,551)

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$57.89	$56.80	$57.67	$62.47	$57.31
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	53.56	57.50	57.50	57.50	57.50
— Return of capital	—	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—	—
— Refinancing	—	—	—	—	—
— Operations	53.56	57.50	57.50	57.50	57.50
— Other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Natchitoches, LA
	November 2005
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$242,647	$255,718	$255,356	$255,068	$255,068
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	10,747	9,056	9,097	8,546	8,995
Interest expense	116,328	130,858	131,217	130,858	130,858
Depreciation and amortization(2)	—	—	—	—	—

Net Income (loss) — Tax Basis(3)	$115,572	$115,804	$115,042	$115,664	$115,215

Taxable income
— from operations(4)	$115,572	$115,804	$115,042	$115,664	$115,215
— from gain on sale	—	—	—	—	—
Cash generated
— from operations	115,572	115,804	115,042	115,664	115,215
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	115,572	115,804	115,042	115,664	115,215
Less: Cash distributions to investors
— from operating cash flow	99,268	114,600	114,597	114,595	114,595
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	16,304	1,204	445	1,069	620
Less: Special items (not including sales and refinancing	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$16,304	$1,204	$445	$1,069	$620

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$65.55	$65.69	$65.25	$65.61	$65.35
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	56.31	65.00	65.00	65.00	65.00
— Return of capital	—	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—	—
— Refinancing	—	—	—	—	—
— Operations	56.31	65.00	65.00	65.00	65.00
— Other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Kohl’s — Lakewood, CO
	November 2005
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$1,009,577	$1,064,348	$1,150,875	$972,785	$1,061,191
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	27,941	23,997	26,791	22,020	22,223
Interest expense	524,194	586,904	588,512	586,904	586,904
Depreciation and amortization(2)	—	—	—	—	—

Net Income (loss) — Tax Basis(3)	$457,442	$453,447	$535,572	$363,861	$452,064

Taxable income
— from operations(4)	$457,442	$453,447	$535,572	$363,861	$452,064
— from gain on sale	—	—	—	—	—
Cash generated
— from operations	457,442	453,447	535,572	363,861	452,064
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	457,442	453,447	535,572	363,861	452,064
Less: Cash distributions to investors
— from operating cash flow	387,805	447,660	445,460	447,660	447,660
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	69,637	5,787	90,112	(83,799)	4,404
Less: Special items (not including sales and refinancing	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$69,637	$5,787	$90,112	$(83,799)	$4,404

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$61.31	$60.78	$71.78	$48.77	$60.59
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	51.98	60.00	59.71	60.00	60.00
— Return of capital	—	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—	—
— Refinancing	—	—	—	—	—
— Operations	51.98	60.00	59.71	60.00	60.00
— Other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	The Shoppes at North Village — St. Joseph, MO
	December 2005
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$2,824,347	$4,209,047	$4,139,927	$3,977,184	$4,140,512
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	871,927	1,270,287	1,486,329	1,285,810	1,354,968
Interest expense	1,094,702	1,611,155	1,615,569	1,611,154	1,611,155
Depreciation and amortization(2)	—	—	—	—	—

Net Income (loss) — Tax Basis(3)	$857,718	$1,327,605	$1,038,029	$1,080,220	$1,174,389

Taxable income
— from operations(4)	$857,718	$1,327,605	$1,038,029	$1,080,220	$1,174,389
— from gain on sale	—	—	—	—	—
Cash generated
— from operations	857,718	1,327,605	1,038,029	1,080,220	1,174,389
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	857,718	1,327,605	1,038,029	1,080,220	1,174,389
Less: Cash distributions to investors
— from operating cash flow	808,917	1,246,236	1,176,954	846,026	910,836
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	48,801	81,369	(138,925)	234,194	263,553
Less: Special items (not including sales and refinancing	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$48,801	$81,369	$(138,925)	$234,194	$263,553

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$41.98	$64.98	$50.81	$52.87	$57.48
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	39.59	61.00	57.18	41.84	45.01
— Return of capital	—	—	0.43	—	—
Source (on a cash basis)
— Sales	—	—	—	—	—
— Refinancing	—	—	—	—	—
— Operations	39.59	61.00	57.18	41.84	45.01
— Other	—	—	0.43	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Sumter, SC
	January 2006
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$314,624	$325,980	$325,445	$325,085	$325,085
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	14,066	13,354	13,830	12,921	12,704
Interest expense	158,325	171,598	172,138	171,668	171,668
Depreciation and amortization(2)	—	—	—	—	—

Net Income (loss) — Tax Basis(3)	$142,233	$141,028	$139,477	$140,496	$140,713

Taxable income
— from operations(4)	$142,233	$141,028	$139,477	$140,496	$140,713
— from gain on sale	—	—	—	—	—
Cash generated
— from operations	142,233	141,028	139,477	140,496	140,713
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	142,233	141,028	139,477	140,496	140,713
Less: Cash distributions to investors
— from operating cash flow	121,169	139,884	139,887	139,880	139,880
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	21,064	1,144	(410)	616	833
Less: Special items (not including sales and refinancing	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$21,064	$1,144	$(410)	$616	$833

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$66.09	$65.53	$64.81	$65.29	$65.39
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	56.31	65.00	65.00	65.00	65.00
— Return of capital	—	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—	—
— Refinancing	—	—	—	—	—
— Operations	56.31	65.00	65.00	65.00	65.00
— Other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Kohl’s — St. Joseph, MO
	February 2006
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$564,619	$710,939	$801,046	$694,012	$728,238
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	159,442	179,656	170,276	162,445	148,858
Interest expense	190,758	325,358	326,249	325,358	325,358
Depreciation and amortization(2)	—	—	—	—	—

Net Income (loss) — Tax Basis(3)	$214,419	$205,925	$304,521	$206,209	$254,022

Taxable income
— from operations(4)	$214,419	$205,925	$304,521	$206,209	$254,022
— from gain on sale	—	—	—	—	—
Cash generated
— from operations	214,419	205,925	304,521	206,209	254,022
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	214,419	205,925	304,521	206,209	254,022
Less: Cash distributions to investors
— from operating cash flow	132,308	247,020	247,020	247,020	247,020
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	82,111	(41,095)	57,501	(40,811)	7,002
Less: Special items (not including sales and refinancing	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$82,111	$(41,095)	$57,501	$(40,811)	$7,002

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$52.08	$50.02	$73.97	$50.09	$61.70
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	32.14	60.00	60.00	60.00	60.00
— Return of capital	—	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—	—
— Refinancing	—	—	—	—	—
— Operations	32.14	60.00	60.00	60.00	60.00
— Other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Home Depot — Bellingham, WA
	April 2006
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$608,739	$1,571,778	$1,572,745	$1,568,675	$1,698,802
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	14,676	54,775	60,817	59,764	61,629
Depreciation and amortization(2)	—	—	—	—	—

Net Income (loss) — Tax Basis(3)	$594,063	$1,517,003	$1,511,928	$1,508,911	$1,637,173

Taxable income
— from operations(4)	$594,063	$1,517,003	$1,511,928	$1,508,911	$1,637,173
— from gain on sale	—	—	—	—	—
Cash generated
— from operations	594,063	1,517,003	1,511,928	1,508,911	1,637,173
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	594,063	1,517,003	1,511,928	1,508,911	1,637,173
Less: Cash distributions to investors
— from operating cash flow	463,771	1,494,708	1,494,264	1,494,715	1,494,715
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	130,292	22,295	17,664	14,196	142,458
Less: Special items (not including sales and refinancing	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$130,292	$22,295	$17,664	$14,196	$142,458

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$24.05	$61.40	$61.20	$61.07	$66.27
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	18.77	60.50	60.48	60.50	60.50
— Return of capital	—	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—	—
— Refinancing	—	—	—	—	—
— Operations	18.77	60.50	60.48	60.50	60.50
— Other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Cole Net Lease Portfolio I
	May 2006
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$583,357	$1,429,279	$1,426,846	$1,424,945	$1,425,015
Profit (loss) on sale of properties	—	—	15,000	—	—
Less:
Operating expenses(1)	26,130	36,148	49,261	45,508	38,796
Interest expense	265,912	752,356	754,449	752,387	752,387
Depreciation and amortization(2)	—	—	—	—	—

Net Income (loss) — Tax Basis(3)	$291,315	$640,775	$638,136	$627,050	$633,832

Taxable income
— from operations(4)	$291,315	$640,775	$623,136	$627,050	$633,832
— from gain on sale	—	—	15,000	—	—
Cash generated
— from operations	291,315	640,775	623,136	627,050	633,832
— from sales	—	—	15,000	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	291,315	640,775	638,136	627,050	633,832
Less: Cash distributions to investors
— from operating cash flow	203,698	623,484	623,482	623,480	623,481
— from sales and refinancing	—	—	15,000	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	87,617	17,291	(346)	3,570	10,351
Less: Special items (not including sales and refinancing	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$87,617	$17,291	$(346)	$3,570	$10,351

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$30.37	$66.80	$64.96	$65.37	$66.08
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	1.56	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	21.24	65.00	65.00	65.00	65.00
— Return of capital	—	—	—	—	—
Source (on a cash basis)
— Sales	—	—	1.56	—	—
— Refinancing	—	—	—	—	—
— Operations	21.24	65.00	63.44	65.00	65.00
— Other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Cole Net Lease Portfolio II
	June 2006
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$313,447	$1,539,612	$1,579,494	$1,529,434	$1,528,068
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	4,849	64,435	75,030	71,118	69,062
Interest expense	133,317	797,719	799,905	797,719	797,719
Depreciation and amortization(2)	—	—	—	—	—

Net Income (loss) — Tax Basis(3)	$175,281	$677,458	$704,559	$660,597	$661,287

Taxable income
— from operations(4)	$175,281	$677,458	$704,559	$660,597	$661,287
— from gain on sale	—	—	—	—	—
Cash generated
— from operations	175,281	677,458	704,559	660,597	661,287
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	175,281	677,458	704,559	660,597	661,287
Less: Cash distributions to investors
— from operating cash flow	77,402	650,712	650,718	650,710	650,710
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	97,879	26,746	53,841	9,887	10,577
Less: Special items (not including sales and refinancing	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$97,879	$26,746	$53,841	$9,887	$10,577

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$17.51	$67.67	$70.38	$65.99	$66.06
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	7.73	65.00	65.00	65.00	65.00
— Return of capital	—	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—	—
— Refinancing	—	—	—	—	—
— Operations	7.73	65.00	65.00	65.00	65.00
— Other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Barrywoods Crossing — Kansas City, MO
	July 2006
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$969,929	$3,887,472	$4,145,429	$3,894,998	$4,516,114
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	642,129	1,261,696	1,391,359	1,333,093	1,437,777
Interest expense	126,766	1,521,195	1,546,548	1,542,323	1,542,323
Depreciation and amortization(2)	—	—	—	—	—

Net Income (loss) — Tax Basis(3)	$201,034	$1,104,581	$1,207,522	$1,019,582	$1,536,014

Taxable income
— from operations(4)	$201,034	$1,104,581	$1,207,522	$1,019,582	$1,536,014
— from gain on sale	—	—	—	—	—
Cash generated
— from operations	201,034	1,104,581	1,207,522	1,019,582	1,536,014
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	201,034	1,104,581	1,207,522	1,019,582	1,536,014
Less: Cash distributions to investors
— from operating cash flow	—	1,486,685	1,198,964	893,615	1,007,503
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	201,034	(382,104)	8,558	125,967	528,511
Less: Special items (not including sales and refinancing	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$201,034	$(382,104)	$8,558	$125,967	$528,511

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$9.85	$54.15	$59.19	$49.98	$75.29
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	—	64.00	50.31	41.52	49.39
— Return of capital	—	8.88	8.46	2.28	—
Source (on a cash basis)
— Sales	—	—	—	—	—
— Refinancing	—	—	—	—	—
— Operations	—	64.00	50.31	41.52	49.39
— Other	—	8.88	8.46	2.28	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Cole Net Lease Portfolio III
	December 2006
	(Unaudited)
	2006	2007	2008	2009	2010

Gross Revenues	$—	$2,447,247	$2,416,921	$2,413,694	$2,413,690
Profit (loss) on sale of properties	—	—	13,766	—	—
Less:
Operating expenses(1)	—	119,032	109,158	107,334	105,115
Interest expense	—	1,241,384	1,305,593	1,302,026	1,302,026
Depreciation and amortization(2)	—	—	—	—	—

Net Income (loss) — Tax Basis(3)	$—	$1,086,831	$1,015,936	$1,004,334	$1,006,549

Taxable income
— from operations(4)	$—	$1,086,831	$1,002,170	$1,004,334	$1,006,549
— from gain on sale	—	—	13,766	—	—
Cash generated
— from operations	—	1,086,831	1,002,170	1,004,334	1,006,549
— from sales	—	—	21,115	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	—	1,086,831	1,023,285	1,004,334	1,006,549
Less: Cash distributions to investors
— from operating cash flow	—	1,004,184	1,004,185	1,004,184	1,004,184
— from sales and refinancing	—	—	13,766	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	—	82,647	5,334	150	2,365
Less: Special items (not including sales and refinancing	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$—	$82,647	$5,334	$150	$2,365

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$—	$70.35	$64.87	$65.01	$65.15
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	0.89	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	—	65.00	65.00	65.00	65.00
— Return of capital	—	—	—	—	—
Source (on a cash basis)
— Sales	—	—	0.89	—	—
— Refinancing	—	—	—	—	—
— Operations	—	65.00	64.11	65.00	65.00
— Other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Centerpointe Shopping Center — Woodridge, IL
	May 2007
	(Unaudited)
	2007	2008	2009	2010

Gross Revenues	$2,632,042	$4,241,709	$4,267,839	$4,178,527
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	643,478	1,525,240	1,393,905	1,274,911
Interest expense	837,535	1,525,064	1,520,897	1,520,897
Depreciation and amortization(2)	—	—	—	—

Net Income (loss) — Tax Basis(3)	$1,151,029	$1,191,405	$1,353,037	$1,382,719

Taxable income
— from operations(4)	$1,151,029	$1,191,405	$1,353,037	$1,382,719
— from gain on sale	—	—	—	—
Cash generated
— from operations	1,151,029	1,191,405	1,353,037	1,382,719
— from sales	—	—	—	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	1,151,029	1,191,405	1,353,037	1,382,719
Less: Cash distributions to investors
— from operating cash flow	807,647	1,334,400	1,334,400	1,225,408
— from sales and refinancing	—	—	—	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	343,382	(142,995)	18,637	157,311
Less: Special items (not including sales and refinancing	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$343,382	$(142,995)	$18,637	$157,311

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$52.08	$53.91	$61.22	$62.57
— from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	36.55	60.38	60.38	55.45
— Return of capital	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—
— Refinancing	—	—	—	—
— Operations	36.55	60.38	60.38	55.45
— Other	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Cole Net Lease Portfolio IV
	May 2007
	(Unaudited)
	2007	2008	2009	2010

Gross Revenues	$533,742	$904,933	$890,068	$898,522
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	57,576	150,569	136,884	150,707
Interest expense	217,699	368,879	367,871	367,871
Depreciation and amortization(2)	—	—	—	—

Net Income (loss) — Tax Basis(3)	$258,467	$385,485	$385,313	$379,944

Taxable income
— from operations(4)	$258,467	$385,485	$385,313	$379,944
— from gain on sale	—	—	—	—
Cash generated
— from operations	258,467	385,485	385,313	379,944
— from sales	—	—	—	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	258,467	385,485	385,313	379,944
Less: Cash distributions to investors
— from operating cash flow	232,801	360,185	360,180	370,085
— from sales and refinancing	—	—	—	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	25,666	25,300	25,133	9,859
Less: Special items (not including sales and refinancing	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$25,666	$25,300	$25,133	$9,859

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$43.06	$64.22	$64.19	$63.29
— from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	38.78	60.00	60.00	61.65
— Return of capital	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—
— Refinancing	—	—	—	—
— Operations	38.78	60.00	60.00	61.65
— Other	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Cole Net Lease Portfolio V
	June 2007
	(Unaudited)
	2007	2008	2009	2010

Gross Revenues	$1,216,587	$2,873,638	$3,074,756	$2,870,184
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	33,570	109,101	104,964	104,694
Interest expense	444,412	1,378,431	1,374,664	1,374,664
Depreciation and amortization(2)	—	—	—	—

Net Income (loss) — Tax Basis(3)	$738,605	$1,386,106	$1,595,128	$1,390,826

Taxable income
— from operations(4)	$738,605	$1,386,106	$1,595,128	$1,390,826
— from gain on sale	—	—	—	—
Cash generated
— from operations	738,605	1,386,106	1,595,128	1,390,826
— from sales	—	—	—	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	738,605	1,386,106	1,595,128	1,390,826
Less: Cash distributions to investors
— from operating cash flow	550,545	1,449,144	1,449,147	1,501,499
— from sales and refinancing	—	—	—	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	188,060	(63,038)	145,981	(110,673)
Less: Special items (not including sales and refinancing	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$188,060	$(63,038)	$145,981	$(110,673)

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$33.64	$63.13	$72.65	$63.34
— from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	25.07	66.00	66.00	68.38
— Return of capital	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—
— Refinancing	—	—	—	—
— Operations	25.07	66.00	66.00	68.38
— Other	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

	Cole Net Lease Portfolio VI
	September 2007
	(Unaudited)
	2007	2008	2009	2010

Gross Revenues	$598,105	$3,551,029	$3,497,557	$3,491,178
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	45,111	229,233	212,360	203,081
Interest expense	144,049	1,700,718	1,696,068	1,696,069
Depreciation and amortization(2)	—	—	—	—

Net Income (loss) — Tax Basis(3)	$408,945	$1,621,078	$1,589,129	$1,592,028

Taxable income
— from operations(4)	$408,945	$1,621,078	$1,589,129	$1,592,028
— from gain on sale	—	—	—	—
Cash generated
— from operations	408,945	1,621,078	1,589,129	1,592,028
— from sales	—	—	—	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	408,945	1,621,078	1,589,129	1,592,028
Less: Cash distributions to investors
— from operating cash flow	269,301	1,589,676	1,589,678	1,589,678
— from sales and refinancing	—	—	—	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	139,644	31,402	(549)	2,350
Less: Special items (not including sales and refinancing	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$139,644	$31,402	$(549)	$2,350

Tax and distribution data per $1,000 invested
Federal income tax results:
Ordinary income (loss)
— from operations	$17.58	$63.22	$61.98	$62.09
— from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— Investment income	11.57	62.00	62.00	62.00
— Return of capital	—	—	—	—
Source (on a cash basis)
— Sales	—	—	—	—
— Refinancing	—	—	—	—
— Operations	11.57	62.00	62.00	62.00
— Other	—	—	—	—
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) — (Continued)

(1)	Operating expenses include management fees paid to affiliates for such services as accounting, property supervision, etc.

(2)	Amortization of organizational costs is computed over a period of 60 months. Depreciation of commercial real property is determined on the straight-line method over an estimated useful life of 39 years. Leasehold interests are amortized over the life of the lease.

(3)	The respective program maintains its books on a tax basis of accounting rather than a GAAP basis. There are several potential differences in tax and GAAP basis, including, among others; (a) tax basis accounting does not take certain income or expense accruals into consideration at the end of each fiscal year, (b) rental income is recorded on a tax basis, as it is received where it is accrued on a straight-line basis over the life of the lease for GAAP, and (c) all properties are recorded at cost and depreciated over their estimated useful life on a tax basis even if they qualify as a direct financing lease for GAAP purposes. These differences generally result in timing differences between fiscal years but total operating income over the life of the partnership will not be significantly different between the two bases of accounting.

(4)	Cash generated from operation generally includes net income plus depreciation and amortization plus, where applicable, any decreases in accounts receivable and accrued rental income or increases in accounts payable minus, where applicable, any increases in accounts receivable and accrued rental income or decreases in accounts payable. In addition, cash generated from operations is reduced for any property costs related to development projects and is increased by proceeds when the project is sold (usually in less than twelve months).

(5)	Investors in this program receive interest income which is reported to them on Form 1099-INT, thus tax and cash distribution data per $1,000 invested is not included.

(6)	Cole Credit Property Trust, Inc. and Cole Credit Property Trust II, Inc. maintain their books on a GAAP basis of accounting rather than on a tax basis.

(7)	Due to the timing of tax return filings, amounts shown represent estimates and may change when tax returns are filed at a future date.

(8)	Includes cash flows from operations in excess of distributions from previous periods and cash proceeds from line of credit borrowings.

(9)	Cash generated from operations for this program generally includes net income (loss) plus depreciation and amortization, plus distributions in the form of interest paid to note investors, minus, where applicable, profit on sale of properties.

(10)	Includes cash flows from sales in excess of distributions from previous periods.

(11)	Investors in this program receive interest income per annum. Amounts represent the funding source of the interest payments, the total of which is disclosed above in interest paid to note investors.

Past performance is not necessarily indicative of future results.

TABLE IV

RESULTS OF COMPLETED PROGRAMS (UNAUDITED)

The following table presents summary information on the results of Prior Real Estate Programs that completed operations since January 1, 2006 to December 31, 2010 and that had similar or identical investment objectives to those of our program. All amounts are from the inception of the program to the date the program was completed.

	Cole
	Collateralized		Cole
	Senior Notes,		Santa Fe
Program Name	LLC		Investors, LP

Dollar amount raised	$28,038,500		$6,180,000
Number of properties purchased	45		1
Date of closing of offering	6/3/2004		11/20/2002
Date of first sale of property	11/6/2003		11/30/2007
Date of final sale of property	4/26/2006		11/30/2007
Tax and Distribution Data Per $1,000 Investment Through 12/31/09
Federal income tax results:
Ordinary income (loss)
— from operations	$—	(2)	$(304)
— from recapture	—	(2)	429
Capital gain (loss)	—	(2)	1,762
Deferred gain
— Capital	—	(2)	—
— Ordinary	—	(2)	—
Cash distributions to investors:
Source (on Tax Basis)(1)
— Investment income	—	(2)	824
— Return of capital	28,038,500	(2)	1,000
Source (on Cash Basis)
— Sales	85,696,933	(3)	1,731
— Refinancing	—	(2)	—
— Operations	(506,433)	(2)	93
— Other	—	(2)	—
Receivable on net purchase money financing	—	(2)	—

Past performance is not necessarily indicative of future results.

TABLE IV

RESULTS OF COMPLETED PROGRAMS (UNAUDITED) — (Continued)

			Cole
		Cole Credit	Collateralized
	Cole Credit	Property	Senior
	Property	Fund II,	Notes II,
Program Name	Fund, LP	LP	LLC

Dollar amount raised	$25,000,000	$24,494,500	$28,750,000
Number of properties purchased	14	10	49
Date of closing of offering	9/2/2003	3/25/2004	2/15/2005
Date of first sale of property	9/30/2008	9/30/2008	8/13/2004
Date of final sale of property	9/30/2008	9/30/2008	5/8/2008
Tax and Distribution Data Per $1,000 Investment Through 12/31/09
Federal income tax results:
Ordinary income (loss)
— from operations	$230	$218	$—	(2)
— from recapture	220	252	—	(2)
Capital gain (loss)	202	119	—	(2)
Deferred gain
— Capital	—	—	—	(2)
— Ordinary	—	—	—	(2)
Cash distributions to investors:
Source (on Tax Basis)(1)
— Investment income	488	507	—	(2)
— Return of capital	1,000	1,000	28,750,000	(2)
Source (on Cash Basis)
— Sales	1,035	1,091	153,355,044	(3)
— Refinancing	—	—	—	(2)
— Operations	453	416	(7,231,419)	(2)
— Other	—	—	—	(2)
Receivable on net purchase money financing	—	—	—	(2)

(1)	The respective program maintains its books on a tax basis of accounting rather than on a GAAP basis. There are potential differences in accounting for cash distributions on a tax basis and GAAP basis, the most significant of which is that partnership syndication costs, which include securities commissions and other costs, would be recorded as a reduction of capital for GAAP purposes, which would result in lower return of capital and higher investment income amounts on a GAAP basis than on a tax basis.

(2)	Investors in this program receive interest per annum, which is included in interest expense. Therefore, tax and cash distribution data per $1,000 invested is not applicable.

(3)	Over the course of the program, certain properties acquired with the initial note proceeds were sold and the sales proceeds were reinvested in replacement properties. Certain replacement properties were subsequently sold and the sales proceeds were reinvested in new replacement properties, this may have occurred multiple times over the life of the program or certain properties. This amount represents the accumulated proceeds from sale and reinvestment of the sales proceeds in replacement properties.

Past performance is not necessarily indicative of future results.

TABLE V

SALES OR DISPOSALS OF PROPERTIES (UNAUDITED)

This table provides summary information on the results of sales or disposals of properties since January 1, 2008 by Prior Real Estate Programs having similar investment objectives to those of our program. All amounts are through December 31, 2010.

											Excess
								Including Closing and Soft Costs			(Deficiency)
			Selling Price, Net of Closing Costs and GAAP Adjustments						Total		of Property
					Purchase				Acquisition		Operating
					Money	Adjustments			Cost, Capital		Cash
			Cash Received	Mortgage	Mortgage	Resulting from		Original	Improvements,		Receipts
	Date	Date of	Net of Closing	Balance at	Taken Back by	Application of		Mortgage	Closing and		Over Cash
Property	Acquired	Sale	Costs	Time of Sale	Program	GAAP(3)	Total(1)	Financing	Soft Costs(2)	Total	Expenditures

Cole Collateralized Senior Notes II, LLC
Tortuga Cantina Woodlands, TX	12/03	05/08	502,807	1,355,250	—	—	1,858,057	1,345,997	671,188	2,017,185	414,142
Cole Collateralized Senior Notes III, LLC
DST Interests in Cole Net Lease Portfolio VI(4)(6)	Various	02/08	23,798,400	29,740,000	—	—	53,538,400	29,740,000	23,798,400	53,538,400	386,094
Cole Acquisitions I, LLC(5)
CVS Robertsdale, AL	04/06	02/08	1,703,695	2,720,000	—	—	4,423,695	3,348,000	1,111,360	4,459,360	222,906
Cole Credit Property Fund, LP
Payless Shoes Columbia, SC	02/03	09/08	539,250	860,000	—	—	1,399,250	—	1,581,966	1,581,966	582,574
Walgreens Jacksonville, FL	02/03	09/08	2,538,500	2,510,750	—	—	5,049,250	3,652,000	855,318	4,507,318	1,398,635
CVS Hamilton, OH	03/03	09/08	1,811,750	1,787,500	—	—	3,599,250	—	3,266,592	3,266,592	1,058,181
Walgreens Akron, OH	04/03	09/08	919,250	1,900,000	—	—	2,819,250	—	2,800,400	2,800,400	688,613
Walgreens Seattle, WA	04/03	09/08	3,299,244	3,349,500	—	—	6,648,744	4,848,000	1,223,201	6,071,201	2,019,210
Walgreens LaMarque, TX	05/03	09/08	2,232,250	2,277,000	—	—	4,509,250	3,296,000	832,650	4,128,650	1,188,276
CVS Mechanicville, NY	06/03	09/08	1,298,850	1,290,000	—	—	2,588,850	1,824,000	544,647	2,368,647	649,045
Office Depot Laurel, MS	06/03	09/08	1,379,250	1,270,000	—	—	2,649,250	—	2,320,534	2,320,534	815,536
Home Depot Colma, CA(7)	06/03	09/08	17,553,309	21,613,000	—	—	39,166,309	26,400,000	6,970,111	33,370,111	11,735,401
Walgreens Saginaw, MI	06/03	09/08	1,916,750	2,282,500	—	—	4,199,250	—	4,141,775	4,141,775	1,222,700
Walgreens Tulsa, OK	08/03	09/08	973,750	1,215,500	—	—	2,189,250	—	2,208,207	2,208,207	675,934
Walgreens Broken Arrow, OK	08/03	09/08	971,750	1,127,500	—	—	2,099,250	—	2,041,363	2,041,363	628,969
Office Depot — London, KY	09/03	09/08	1,819,250	1,680,000	—	—	3,499,250	—	3,076,041	3,076,041	1,070,680
Cole Credit Property Fund II, LP
Best Buy Las Cruces, NM	11/03	09/08	2,290,250	3,809,000	—	—	6,099,250	—	5,873,060	5,873,060	1,473,826
Staples Angola, IN	12/03	09/08	1,200,250	1,999,000	—	—	3,199,250	—	3,087,065	3,087,065	733,421
TJ Maxx Staunton, VA	02/04	09/08	1,183,250	3,116,000	—	—	4,299,250	—	5,033,670	5,033,670	1,320,813
AT&T Santa Clara, CA	03/04	09/08	4,156,030	6,032,000	—	—	10,188,030	—	9,293,258	9,293,258	2,025,298
Walgreens Tulsa (Memorial), OK	03/04	09/08	1,023,250	1,926,000	—	—	2,949,250	2,320,000	657,933	2,977,933	631,667
Walgreens Crossville, TN	03/04	09/08	1,696,250	2,753,000	—	—	4,449,250	3,388,000	871,868	4,259,868	815,324
CVS Columbia I, TN	05/04	09/08	884,250	1,715,000	—	—	2,599,250	1,840,000	547,215	2,387,215	275,980
CVS Columbia II, TN	05/04	09/08	664,250	1,735,000	—	—	2,399,250	1,860,000	558,230	2,418,230	291,369
Walgreens Newton, IA	10/04	09/08	1,936,250	2,393,000	—	—	4,329,250	2,393,000	2,107,368	4,500,368	794,166

(1)	None of the amounts are being reported for tax purposes on the installment basis. See Table IV for allocation of the taxable gains between ordinary and capital income for all sales.

(2)	The amounts shown do not include a pro rata share of the original offering costs. There were no carried interest received in lieu of commissions in connection with the acquisition of the property.

(3)	As the financial statements are prepared on an income tax basis, there are no GAAP adjustments included herein.

(4)	Amounts herein relate to the sale of DST interests in single-tenant commercial properties. There was no gain or loss related to the sales as the interests in the property were sold at cost, with each purchaser acquiring their interest with cash and the assumption of a pro-rata portion of any existing loan on the property.

Past performance is not necessarily indicative of future results.

TABLE V

SALES OR DISPOSALS OF PROPERTIES (UNAUDITED) — (Continued)

(5)	These properties were acquired by a joint venture between Cole Collateralized Senior Notes, LLC, Cole Collateralized Senior Notes II, LLC, Cole Collateralized Senior Notes III, LLC, and Cole Collateralized Senior Notes IV, LLC.

(6)	DST Interests in Cole Net Lease Portfolio VI include: Mercedes Benz West Covina, CA, Walgreens Westford, MA, Walgreens Wilmington, MA, Walgreens Brenham, TX, Starbucks Crestwood, KY, Starbucks Danville, KY, and Starbucks Somerset, KY.

(7)	Home Depot Colma, CA was acquired by Cole Credit Property Fund, LP and Cole Credit Property Fund II, LP.

Past performance is not necessarily indicative of future results.